UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 26, 2011
FIRST FINANCIAL BANKSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas	0-7674	75-0944023
(State or other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)
400 Pine Street, Abilene, Texas 79601
(Address of Principal Executive Offices and Zip Code)
Registrant’s Telephone Number (325) 627-7155
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13 e-4 (c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
(a)	On April 26, 2011, the annual meeting of shareholders of First Financial Bankshares, Inc. (the “Company”) was held in Abilene, Texas.

(b)	The following is a summary of the matters voted on at the annual meeting:
(1)	The following directors were elected at this meeting to hold office until the 2012 annual meeting of shareholders, and the respective number of votes cast for and withheld are as follows:

	Votes	Votes
Director	For	Withheld
Steven L. Beal	14,049,569	21,546
Tucker S. Bridwell	14,050,144	20,971
Joseph E. Canon	14,044,359	26,756
David Copeland	14,044,036	27,079
F. Scott Dueser	14,031,260	39,855
Murray Edwards	14,047,255	23,860
Ron Giddiens	14,049,826	21,289
Kade L. Matthews	11,752,021	2,319,094
Dian Graves Stai	11,683,845	2,387,270
Johnny E. Trotter	14,050,947	20,168
There were no votes against or abstentions. There were 3,529,622 broker non-votes.

(2)	The shareholders voted to ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2011 by a vote of 17,364,189 for, 226,185 against and 10,363 abstained. There were no broker non-votes.

(3)	The shareholders approved the following resolution:

“RESOLVED, that the shareholders of First Financial Bankshares, Inc. hereby approve on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K to the Company’s Proxy Statement for the 2011 Annual Meeting of Shareholder, including the Compensation Discussion and Analysis compensation tables and narrative discussion,”

by a vote of 13,665,402 for, 172,681 against, 235,712 abstained. There were 3,529,622 broker non-votes.

(4)	The shareholders voted on the following resolution:

“RESOLVED, that the option of once every year, two years or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold an advisory vote of the shareholders on the compensation paid to the Company’s names executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis compensation tables and narrative discussion,”

with the following voting results: 9,531,436 every year, 293,491 every two years, 4,015,176 every three years, and 233,694 abstained. There were 3,529,622 broker non-votes.
ITEM 7.01 REGULATION FD DISCLOSURE
               Attached as an exhibit to this Form 8-K is the press release dated April 26, 2011 for the Annual Shareholder Meeting of First Financial Bankshares, Inc.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
99.1     Press Release dated April 26, 2011

SIGNATURES
               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANKSHARES, INC. (Registrant)
DATE: April 27, 2011	By:	/s/ F. Scott Dueser
F. SCOTT DUESER
President and Chief Executive Officer